Exhibit 10.3

Onto Innovation Inc.

Director Stock Option Agreement

THIS AGREEMENT, dated __________________, 20___ (the “Grant Date”), is made between Onto Innovation Inc., a Delaware corporation, hereinafter referred to as the “Company,” and ________________________ (the “Optionee”).

1.
Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Onto Innovation 2020 Stock Plan, as amended from time to time (the “Plan”).
2.
Notice of Stock Option Grant.
(a)
Grant. You have been granted an option to purchase Common Stock of Company, subject to the terms and conditions of the Plan and this Option Agreement, as specified in Attachment I – Notice of Grant hereto (the “Notice of Grant”).
(b)
Vesting Schedule. Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the schedule detailed in the Notice of Grant.
(c)
Termination Period. This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of Optionee, this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.
3.
Agreement.
(a)
Grant of Option. The Plan Administrator of Company hereby grants to Optionee an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference (the “Grant”). Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option (“NSO”).

(b)
Exercise of Option.
(i)
Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.
(ii)
Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form established by Company from time-to-time (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by Optionee and delivered to the Chief Financial Officer of Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

(c)
Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

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(i)
in cash or by personal check, certified check or bank check or wire transfer of immediately available funds;
(ii)
other Shares provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option is exercised, provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion;
(iii)
by delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price;
(iv)
by withholding Shares otherwise issuable in connection with the exercise of the Option (“net exercise”); or
(v)
such other consideration and method of payment authorized by the Administrator in its discretion or permitted by the Award Agreement, the Plan and Applicable Law.
(d)
Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
(e)
Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
(f)
Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
(g)
Exercising the Option.
(i)
Nonstatutory Stock Option. Optionee may incur regular federal income tax liability upon exercise of a NSO. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If Optionee is an Employee or a former Employee, Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
(ii)
Incentive Stock Option. If this Option qualifies as an ISO, Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject Optionee to alternative minimum tax in the year of exercise. In the event that Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.
(iii)
Disposition of Shares.
(A)
NSO. If Optionee holds NSO Shares for at least one (1) year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.
(B)
ISO. If Optionee holds ISO Shares for at least one (1) year after exercise and two (2) years after the Grant Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Optionee disposes of ISO Shares within one (1) year after exercise or two (2) years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

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Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.
(iv)
Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two (2) years after the grant date, or (ii) one (1) year after the exercise date, Optionee shall immediately notify Company in writing of such disposition. Optionee agrees that he or she may be subject to income tax withholding by Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to Optionee.
(h)
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.
(i)
Conformity to Securities Laws. Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Grants are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
(j)
NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
(k)
Notices. Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to Optionee to his/her address shown in Company records, and to Company at its principal executive office.

By your signature and the signature of Company's representative below, you and Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify Company upon any change in the residence address indicated below.

OPTIONEE: ONTO INNOVATION INC.
Signature By
Print Name Title

Residence Address

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CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Spouse of Optionee

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ATTACHMENT I

NOTICE OF GRANT

Optionee Information:

Optionee Name: ________________________

Optionee Residence Address: MERGEFIELD STREET1 «STREET1»

MERGEFIELD STREET2 «STREET2»

MERGEFIELD CITY «CITY», MERGEFIELD STATE «STATE» MERGEFIELD ZIP «ZIP»

MERGEFIELD COUNTRY «COUNTRY»

Optionee Section 16 Status: Optionee FORMCHECKBOX is FORMCHECKBOX is not a Section 16 Insider of Company.

GRANT Information:

Grant Date: _____________________ Grant Number: ______________________

Aggregate number of Stock Options subject to the Grant: __________________

Exercise Price per Share: ________________

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Type of Option: FORMCHECKBOX Nonstatutory Stock Option FORMCHECKBOX Incentive Stock Option

Vesting Commencement Date: __________________ Term/Expiration Date: ___________________

Vesting Schedule:

FORMCHECKBOX The Options shall vest with respect to twenty percent (20%) of the Options subject to the Grant (rounded down to the next whole number of shares) on each of the first five (5) anniversaries of the Grant Date.

FORMCHECKBOX The Options shall vest with respect to ____________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________

Additional Vesting Requirements:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Company Stock Plan Administration Service (the “Stock Service”): ___________________________________

Director Stock Option Agreement - Rev. 051220